2016 Q2 Supplemental Information

Introduction Management & Investor Contacts 3 Executive Summary 4 Capitalization Analysis & Research Coverage 5 2016 Guidance 6 Select Performance Information 7 Financial Information Consolidated Balance Sheet - GAAP 8 Consolidated Statements of Operations - GAAP 9 Consolidated Balance Sheet at CXP's Share 10 Consolidated Statements of Operations at CXP's Share 11 12 Net Operating Income 13 Debt Overview 14 Debt Covenant Compliance 15 Debt Maturities 16 Operational & Portfolio Information Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 17 Property Overview - Square Feet & Occupancy 18 Market Summary 19 Top 20 Tenants & Tenant Industry Profile 20 Lease Expiration Schedule 21 Lease Expiration by Market 22 Leasing Summary 23 Occupancy Summary 24 Capital Expenditure Summary 25 Transaction Activity 26 Additional Information 27-29 30-32 33 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 33 Reconciliation of Net Income to Net Operating Income (based on cash rents) and Same Store Net Operating Income (based on cash rents) 34 Reconciliation of Net Income to Net Operating Income (based on GAAP rents) and Same Store Net Operating Income (based on GAAP rents) 35 Definitions 36 Forward Looking Statements: Supplemental Information - Q2 2016 2 Columbia Property Trust, Inc. Table of Contents This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, including our 2016 guidance, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other owners and operators of real estate); adverse economic or real estate developments in the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in foreign, domestic and local economies, changes in interest rates; potential liability for uninsured losses and environmental contamination; risks associated with joint ventures; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that would cause actual results to differ materially from those presented in our forward-looking statements see our Annual Report on Form 10-K for the year ended December 31, 2015 and subsequently filed periodic reports. On the Cover: Left - 222 East 41st Street in New York, NY; Center - 229 West 43rd Street in New York, NY; 315 Park Avenue South in New York, NY. Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) Reconciliation of Net Income to Normalized Funds From Operations (NFFO) Reconciliation of Consolidated Balance Sheet - GAAP to Consolidated Balance Sheet at CXP's Share Reconciliation of Consolidated Statements of Operations - GAAP to Consolidated Statements of Operations at CXP's Share

Columbia Property Trust, Inc.

Management & Investor Contacts

Corporate

One Glenlake Parkway, Suite 1200
Atlanta, Georgia 30328
404-465-2200
www.columbiapropertytrust.com

Executive and Senior Management

E. Nelson Mills
Chief Executive Officer,
President and Director

James A. Fleming
Executive Vice President
Chief Financial Officer

David S. Dowdney
Senior Vice President
Western Region

Wendy W. Gill
Senior Vice President
Corporate Operations and
Chief Accounting Officer

Kevin A. Hoover
Senior Vice President
Real Estate Transactions

Adam I. Popper
Senior Vice President
Eastern Region

Board of Directors

Carmen M. Bowser
Independent Director

Charles R. Brown
Independent Director

Richard W. Carpenter
Independent Director

John L. Dixon
Independent Director
Chairman

David B. Henry
Independent Director

Murray J. McCabe
Independent Director

E. Nelson Mills
Chief Executive Officer
President

Michael S. Robb
Independent Director

George W. Sands
Independent Director

Thomas G. Wattles
Independent Director

Corporate Counsel

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
T 404-572-4600
www.kslaw.com

Investor Relations

James A. Fleming
Executive Vice President & Chief Financial Officer
T 404-465-2126
E Jim.Fleming@columbiapropertytrust.com

Matt Stover
Senior Analyst - Finance & Investor Relations
T 404-465-2227
E Matt.Stover@columbiapropertytrust.com

Shareholder Services

T 855-347-0042 (toll free)
F 816-701-7629
E shareholders@columbiapropertytrust.com

Supplemental Information - Q2 2016 3

Unaudited As of Period End 6/30/2016 Select Portfolio Statistics Number of Properties / Buildings 27 / 38 Office Rentable Square Footage (in thousands) 12,682 (1) Percent Leased 90.6% Commenced Occupancy 86.8% Average Economic Occupancy (2) 84.8% Percentage of Properties Multi-Tenant / Single (3) 74% / 26% Office Percentage of Portfolio (4) 98% Numbers of Markets / States (5) 14 / 13 Percentage of Portfolio Central Business District / Suburban (3) 67% / 33% Weighted Average Lease Term Remaining (3) 7.3 Years Balance Sheet ($ in thousands) Gross Real Estate Assets (6) 5,102,583 Gross Real Estate Assets - Unencumbered (6) (7) 4,139,502 Total Gross Debt (8) 1,826,115 Percentage of Gross Real Estate Assets - Unencumbered / Gross Real Estate Assets 81.1% Total Gross Debt / Gross Real Estate Assets 35.8% Rating / Outlook Standard & Poor's BBB / Stable Moody's Baa2 / Stable Number of Employees 98 (1) Includes 100% of Market Square Joint Venture. (2) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter. (3) Based on Annualized Lease Revenue (ALR). (4) Based on square feet. (5) Includes Washington, D.C. 4 Columbia Property Trust, Inc. Executive Summary Supplemental Information - Q2 2016 (7) Unencumbered assets are those not subject to mortgage debt. (6) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. Company Overview: Columbia Property Trust (NYSE: CXP) owns and operates Class-A office buildings in competitive, primarily CBD locations, and over half our investments are in high-barrier-to-entry, primary markets. As of June 30, 2016, our $5 billion portfolio included 26 office properties containing 13.1 million square feet and one hotel, concentrated in San Francisco, New York, and Washington, D.C. For more information about Columbia, which carries an investment-grade rating from both Moody's and Standard & Poor's, please visit our website at www.columbiapropertytrust.com. (8) Total Gross Debt includes (i) line of credit and notes payable, and (ii) bonds payable. Basis of Presentation: The data included in this report supplements the information provided in our periodic reports filed with the Securities and Exchange Commission and should be reviewed in conjunction with such filings. This report includes data presented in various groupings, including geographic location and tenant industry profile. Such groupings are provided for presentation purposes only, as management evaluates the company’s performance on a property by property basis. On October 28, 2015, CXP transferred Market Square and a $325.0 million mortgage note to a joint venture (the “Market Square Joint Venture”). CXP sold a 49% interest in the Market Square Joint Venture to a third-party, and accounts for its 51% interest therein as an unconsolidated joint venture. Unless otherwise noted, the portfolio statistics and financial information provided in this report include CXP's interest in the Market Square Joint Venture.

Columbia Property Trust, Inc.

Capitalization Analysis & Research Coverage

Unaudited ($ & shares in thousands except for per-share data and percentages)

	Three Months Ended				
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Common Stock Data					
Weighted-Average Shares Outstanding - Basic	123,206	123,393	124,343	124,359	124,925
Weighted-Average Shares Outstanding - Diluted	123,294	123,412	124,466	124,460	125,017
High Closing Price	$ 22.77	$ 23.20	$ 25.97	$ 25.30	$ 27.45
Low Closing Price	$ 20.20	$ 19.81	$ 23.21	$ 21.16	$ 24.55
Average Closing Price	$ 21.64	$ 21.57	$ 24.30	$ 23.46	$ 26.40
Closing Price (as of period end)	$ 21.40	$ 21.99	$ 23.48	$ 23.20	$ 24.55
Dividends / Share (annualized)	$ 1.20	$ 1.20	$ 1.20	$ 1.20	$ 1.20
Dividend Yield (annualized) (1)	5.6%	5.5%	5.1%	5.2%	4.9%
Common Shares Outstanding (1)	123,464	123,459	124,363	124,510	125,076
Market Value of Common Shares (1)	$ 2,642,130	$ 2,714,863	$ 2,920,043	$ 2,888,632	$ 3,070,616
Total Market Capitalization (1) (2)	$ 4,468,245	$ 4,542,335	$ 4,820,856	$ 5,148,019	$ 5,209,312
Common Stock Repurchases					
Shares Purchased	-	1,105	152	570	-
Weighted-Average Price Per Share	$ -	$ 22.60	$ 23.23	$ 22.45	$ -
Total Value of Shares Purchased	$ -	$ 24,973	$ 3,531	$ 12,797	$ -

Equity Research Coverage

BMO Capital Markets Inc.
John P. Kim
212-885-4115

Evercore ISI
Sheila McGrath
212-497-0882

Goldman Sachs & Co.
Brad Burke
917-343-2082

JMP Securities
Mitch Germain
212-906-3546

Morgan Stanley
Sumit Sharma
212-761-7567

Oppenheimer & Co
Steve Manaker
212-667-5950

Wunderlich Securities, Inc.
Craig Kucera
540-277-3366

Debt Research Coverage

J.P. Morgan Securities
Mark Streeter
212-834-5086

Rating Agencies

Moody's Investor Services
Lori Marks
212-553-1098

Standard & Poor's
Fernanda Hernandez
212-438-1347

(1) Based on closing price and ending shares for the last trading day of quarter.
(2) Market value of shares plus gross debt as of quarter end.

Supplemental Information - Q2 2016 5

Unaudited Per share Low High Net Income 0.19$ 0.24$ Real Estate Depreciation & Amortization 1.38 1.38 Funds From Operations 1.57$ 1.62$ Adjustments - - Normalized Funds From Operations 1.57$ 1.62$ 2016 Portfolio Assumptions l Leased percentage at year end: l GAAP Straight Line Rental Income: l G&A Expenses 2016 Transaction Assumptions l Dispositions: ($235MM sold as of 7/28/16) l Acquisitions: 2016 Other Assumptions l Weighted-average common shares outstanding - diluted: 123.5MM (excludes impact of share repurchases after July 28, 2016) Supplemental Information - Q2 2016 6 Columbia Property Trust, Inc. 2016 Guidance Twelve Months Ending 12/31/2016 Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Thursday, July 28, 2016, at 5:00 p.m. ET to discuss financial results, business highlights and 2016 guidance. The number to call for this interactive teleconference is (412) 542-4180. A replay of the conference call will be available through August 5, 2016, by dialing (877) 344-7529 and entering the confirmation number, 10088145. NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. Note that individual quarters may fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. 90% to 92% $16MM to $24MM $32MM to $34MM $700MM to $1B $200MM to $400MM

Columbia Property Trust, Inc.

Select Performance Information (1)

Unaudited ($ in thousands except for square feet, per-share data, percentages and ratios)

	Three Months Ended				
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Operating Information					
Percent Leased (as of period end) (page 24)	90.6%	92.4%	93.2%	93.3%	92.1%
New Leases - Square Feet (page 23) (2)	448,761	52,095	126,156	120,446	60,508
Renewal Leases - Square Feet (page 23) (2)	155,236	13,155	596,949	18,560	104,705
NOI (based on cash rents) (page 13)	79,075	76,380	79,033	78,020	88,363
Adjusted EBITDA (page 34)	76,782	73,117	78,162	78,581	87,313
Net Income (page 9)	13,286	6,697	10,169	20,143	8,709
Net Income per Share - Basic & Diluted	0.11	0.05	0.08	0.16	0.07
Normalized FFO (page 12)	58,856	54,841	59,221	58,132	66,260
Normalized FFO per Share - Basic & Diluted	0.48	0.44	0.48	0.47	0.53
AFFO (page 12)	41,023	46,466	33,752	43,682	45,836
Rental Income (page 11)	97,405	104,149	106,392	107,011	112,916
Total Revenues (page 11)	132,916	132,526	136,739	137,719	148,124
Straight Line Rent (3)	3,685	5,687	4,942	4,957	3,822
Total Operating Expenses (page 11)	101,593	107,243	111,308	113,535	118,364
Maintenance Capital (page 25)	14,575	3,671	20,505	9,140	15,005
Investment Capital (page 25)	9,553	8,083	21,385	16,907	13,289
Dividends	37,040	37,039	37,354	37,524	37,523
Dividends per Share	0.30	0.30	0.30	0.30	0.30
Balance Sheet Information (as of period end)					
Gross Real Estate Assets (4)	5,102,583	5,129,689	5,344,697	5,737,688	5,778,566
Total Assets (page 10)	4,635,008	4,807,922	4,853,053	5,213,373	5,119,556
Net Debt (5)	1,790,648	1,779,111	1,857,209	2,204,162	2,097,106
Gross Debt (6)	1,826,115	1,827,472	1,900,813	2,259,387	2,138,696
Ratios					
NOI Margin (7)	63.6%	63.1%	62.9%	62.0%	63.7%
Fixed Charge Coverage Ratio (8)	4.03	3.74	3.90	3.65	4.03
Net Debt (Average) to Adjusted EBITDA	5.78	6.38	6.30	6.51	5.99
Gross Debt / Gross Real Estate Assets (as of period end)	35.8%	35.6%	35.6%	39.4%	37.0%
Normalized FFO Payout Ratio (9)	62.9%	67.5%	63.1%	64.5%	56.6%
AFFO Payout Ratio (10)	90.3%	79.7%	110.7%	85.9%	81.9%

(1) This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 27-35. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations can be found on page 36.

(2) Leasing activity is shown at 100% for CXP's share (51%) in the Market Square Joint Venture.

(3) Excludes adjustments for straight-line rent related to lease terminations within general and administrative expense.

(4) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(5) Net debt is calculated as the total principal amount of debt outstanding less cash and cash equivalents and discount and fees on notes and bonds payable.

(6) Total Gross Debt includes (i) line of credit and notes payable, and (ii) bonds payable.

(7) NOI margin is calculated as GAAP NOI divided by total GAAP revenues.

(8) Fixed charge coverage is calculated as Adjusted EBITDA divided by the sum of interest expense, principal amortization, and capitalized interest.

(9) Calculated as dividends divided by Normalized FFO for the quarter.

(10) Calculated as dividends divided by AFFO for the quarter.

Supplemental Information - Q2 2016 7

Columbia Property Trust, Inc.

Consolidated Balance Sheet - GAAP

Unaudited (in thousands)

	As of Period End				
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Assets:					
Real estate assets, at cost:					
Land	$ 844,495	$ 864,690	$ 896,467	$ 1,056,275	$ 849,042
Buildings and improvements	3,345,017	3,374,833	3,511,070	3,970,646	3,687,609
Buildings and improvements, accumulated depreciation	(603,088)	(584,830)	(613,639)	(648,405)	(616,274)
Intangible lease asset	471,701	490,361	509,221	546,503	530,299
Intangible lease asset, accumulated amortization	(235,121)	(244,578)	(250,085)	(266,454)	(264,564)
Construction in progress	14,176	11,223	31,847	45,623	39,777
Real estate assets held for sale	53,143	-	-	-	512,304
Real estate assets held for sale, accumulated depreciation	(9,897)	-	-	-	(139,820)
Total real estate assets	**$ 3,880,426**	**$ 3,911,699**	**$ 4,084,881**	**$ 4,704,188**	**$ 4,598,373**
Cash and cash equivalents	23,803	185,376	32,645	44,823	33,742
Tenant receivables, net of allowance for doubtful accounts	11,210	11,731	11,670	10,818	8,551
Straight line rent receivable	113,921	103,367	109,062	112,750	107,727
Prepaid expenses and other assets	35,230	35,779	35,848	34,049	32,044
Intangible lease origination costs	227,769	244,740	258,672	269,130	263,845
Intangible lease origination costs, accumulated amortization	(161,994)	(174,180)	(181,482)	(181,420)	(179,438)
Deferred lease costs	128,808	113,310	128,944	138,880	135,000
Deferred lease costs, accumulated amortization	(41,626)	(38,808)	(40,817)	(39,845)	(37,166)
Investment in unconsolidated joint venture	123,919	121,784	118,695	-	-
Investment in development authority bonds	120,000	120,000	120,000	120,000	120,000
Other assets held for sale	10	-	-	-	78,948
Other assets held for sale, accumulated amortization	-	-	-	-	(42,070)
Total assets	**$ 4,461,476**	**$ 4,634,798**	**$ 4,678,118**	**$ 5,213,373**	**$ 5,119,556**
Liabilities:					
Line of credit and notes payable	$ 1,060,365	$ 1,208,722	$ 1,135,063	$ 1,659,387	$ 1,517,696
Bonds payable	600,000	600,000	600,000	600,000	600,000
Discount and fees on notes and bonds payable	(7,856)	(8,535)	(9,233)	(10,402)	(7,848)
Accounts payable, accrued expenses, and accrued capital expenditures	86,010	85,351	98,759	110,103	93,144
Distributions payable	-	-	37,354	-	-
Deferred income	23,793	21,886	24,814	25,232	22,304
Intangible lease liabilities	134,943	135,252	138,663	150,489	150,994
Intangible lease liabilities, accumulated amortization	(85,547)	(82,098)	(81,496)	(83,736)	(79,607)
Obligations under capital leases	120,000	120,000	120,000	120,000	120,000
Liabilities held for sale	132	-	-	-	31,901
Liabilities held for sale, accumulated amortization	-	-	-	-	(3,662)
Total liabilities	**$ 1,931,840**	**$ 2,080,578**	**$ 2,063,924**	**$ 2,571,073**	**$ 2,444,922**
Equity:					
Common stock	$ 1,234	$ 1,234	$ 1,243	$ 1,245	$ 1,250
Additional paid in capital	4,564,729	4,563,537	4,588,303	4,591,204	4,603,107
Cumulative distributions in excess of earnings	(2,027,012)	(2,003,258)	(1,972,916)	(1,945,731)	(1,928,350)
Other comprehensive loss	(9,315)	(7,293)	(2,436)	(4,418)	(1,373)
Total equity	**$ 2,529,636**	**$ 2,554,220**	**$ 2,614,194**	**$ 2,642,300**	**$ 2,674,634**
Total liabilities and equity	**$ 4,461,476**	**$ 4,634,798**	**$ 4,678,118**	**$ 5,213,373**	**$ 5,119,556**

Supplemental Information - Q2 2016 8

Unaudited (in thousands, except per-share amounts) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 Revenues: Rental income 93,567$ 99,586$ 103,312$ 107,011$ 112,916$ Tenant reimbursements 18,708 19,753 22,260 22,627 26,519 Hotel income 6,551 4,663 5,411 6,941 6,964 Other property income (1) 919 1,009 701 332 430 Lease termination income (2) 8,185 1,568 995 808 1,295 Total revenues 127,930$ 126,579$ 132,679$ 137,719$ 148,124$ Operating expenses: Property operating costs 40,242 41,336 43,703 46,538 48,083 Hotel operating costs 5,038 4,331 4,546 5,331 5,147 Asset and property management fees 341 330 444 472 503 Depreciation 28,450 29,289 31,229 32,441 33,813 Amortization 14,932 16,075 19,895 20,276 23,738 General and administrative 7,761 10,490 7,762 6,797 7,080 Acquisition fees and expenses - - - 1,680 - Total operating expenses 96,764$ 101,851$ 107,579$ 113,535$ 118,364$ Operating income 31,166$ 24,728$ 25,100$ 24,184$ 29,760$ Other income (expense): Interest expense (15,580) (16,097) (17,235) (20,212) (20,965) Capital lease obligation interest expense (1,800) (1,800) (1,800) (1,800) (1,800) Development authority bond income 1,800 1,800 1,800 1,800 1,800 Interest and other income 8 5 6 8 7 Interest rate swap valuation adjustment - - - - 1,319 Interest expense associated with interest rate swaps - - - - (1,321) Loss on interest rate swaps - - - (1,102) - Loss on early extinguishment of debt (92) - - (2,672) - Total other income (expense) (15,664)$ (16,092)$ (17,229)$ (23,978)$ (20,960)$ 15,502$ 8,636$ 7,871$ 206$ 8,800$ Income tax (expense) benefit (245) (77) (238) (245) (91) 15,257$ 8,559$ 7,633$ (39)$ 8,709$ Loss from unconsolidated joint venture (1,952) (1,552) (1,142) - - 13,305$ 7,007$ 6,491$ (39)$ 8,709$ Gain (loss) on sale of real estate assets (19) (310) 3,678 20,182 - 13,286$ 6,697$ 10,169$ 20,143$ 8,709$ 123,206 123,393 124,343 124,359 124,925 0.11$ 0.05$ 0.08$ 0.16$ 0.07$ 123,294 123,412 124,466 124,460 125,017 0.11$ 0.05$ 0.08$ 0.16$ 0.07$ (1) Other property income includes (i) property management fee income, (ii) cafeteria revenue and (iii) fitness center revenue. Supplemental Information - Q2 2016 9 Columbia Property Trust, Inc. Consolidated Statements of Operations - GAAP (3) Includes nonrecurring fees incurred under the consulting and transition services agreements which were terminated at expiration effective (2) Includes adjustments for straight-line rent related to lease terminations. Net income per share - basic Net income Weighted-average common shares outstanding - basic Weighted-average common shares outstanding - diluted Net income per share - diluted Three Months Ended Income before income tax (expense) benefit, loss from unconsolidated joint venture and gains on sale of real estate assets Income (loss) before loss from unconsolidated joint venture and gains on sale of real estate assets Income (loss) before gain (loss) on sale of real estate assets

Columbia Property Trust, Inc.

Consolidated Balance Sheet at CXP's Share (1)

Unaudited (in thousands)

	As of Period End				
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Assets:					
Real estate assets, at cost:					
Land	$ 922,335	$ 942,530	$ 974,307	$ 1,056,275	$ 849,042
Buildings and improvements	3,544,778	3,573,313	3,702,710	3,970,646	3,687,609
Buildings and improvements, accumulated depreciation	(607,449)	(587,566)	(614,716)	(648,405)	(616,274)
Intangible lease asset	474,062	492,775	511,868	546,503	530,299
Intangible lease asset, accumulated amortization	(235,648)	(244,949)	(250,355)	(266,454)	(264,564)
Construction in progress	16,520	12,669	36,836	45,623	39,777
Real estate assets held for sale	53,143	-	-	-	512,304
Real estate assets held for sale, accumulated depreciation	(9,897)	-	-	-	(139,820)
Total real estate assets	**$ 4,157,844**	**$ 4,188,772**	**$ 4,360,650**	**$ 4,704,188**	**$ 4,598,373**
Cash and cash equivalents	27,420	186,630	34,168	44,823	33,742
Tenant receivables, net of allowance for doubtful accounts	11,412	11,997	11,984	10,818	8,551
Straight line rent receivable	118,527	107,684	113,066	112,750	107,727
Prepaid expenses and other assets	35,469	36,073	36,023	34,049	32,044
Intangible lease origination costs	229,332	246,312	260,299	269,130	263,845
Intangible lease origination costs, accumulated amortization	(162,225)	(174,331)	(181,569)	(181,420)	(179,438)
Deferred lease costs	139,408	123,941	139,385	138,880	135,000
Deferred lease costs, accumulated amortization	(42,189)	(39,156)	(40,953)	(39,845)	(37,166)
Investment in development authority bonds	120,000	120,000	120,000	120,000	120,000
Other assets held for sale	10	-	-	-	78,948
Other assets held for sale, accumulated amortization	-	-	-	-	(42,070)
Total assets	**$ 4,635,008**	**$ 4,807,922**	**$ 4,853,053**	**$ 5,213,373**	**$ 5,119,556**
Liabilities:					
Line of credit and notes payable	$ 1,226,115	$ 1,374,472	$ 1,300,813	$ 1,659,387	$ 1,517,696
Bonds payable	600,000	600,000	600,000	600,000	600,000
Discount and fees on notes and bonds payable	(8,047)	(8,731)	(9,436)	(10,402)	(7,848)
Accounts payable, accrued expenses, and accrued capital expenditures	90,862	89,769	104,924	110,103	93,144
Distributions payable	-	-	37,354	-	-
Deferred income	24,678	22,649	25,488	25,232	22,304
Intangible lease liabilities	137,587	137,910	141,323	150,489	150,994
Intangible lease liabilities, accumulated amortization	(85,955)	(82,367)	(81,607)	(83,736)	(79,607)
Obligations under capital leases	120,000	120,000	120,000	120,000	120,000
Liabilities held for sale	132	-	-	-	31,901
Liabilities held for sale, accumulated amortization	-	-	-	-	(3,662)
Total liabilities	**$ 2,105,372**	**$ 2,253,702**	**$ 2,238,859**	**$ 2,571,073**	**$ 2,444,922**
Equity:					
Common stock	$ 1,234	$ 1,234	$ 1,243	$ 1,245	$ 1,250
Additional paid in capital	4,564,729	4,563,537	4,588,303	4,591,204	4,603,107
Cumulative distributions in excess of earnings	(2,027,012)	(2,003,258)	(1,972,916)	(1,945,731)	(1,928,350)
Other comprehensive loss	(9,315)	(7,293)	(2,436)	(4,418)	(1,373)
Total equity	**$ 2,529,636**	**$ 2,554,220**	**$ 2,614,194**	**$ 2,642,300**	**$ 2,674,634**
Total liabilities and equity	**$ 4,635,008**	**$ 4,807,922**	**$ 4,853,053**	**$ 5,213,373**	**$ 5,119,556**

(1) CXP's share of the assets and liabilities of the Market Square Joint Venture are reflected in the corresponding line items above. See pages 27-29 for the Reconciliation of Consolidated Balance Sheet - GAAP to Consolidated Balance Sheet at CXP's Share.

Supplemental Information - Q2 2016 10

Unaudited (in thousands, except per-share amounts) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 Revenues: Rental income 97,405$ 104,149$ 106,392$ 107,011$ 112,916$ Tenant reimbursements 19,856 21,137 23,240 22,627 26,519 Hotel income 6,551 4,663 5,411 6,941 6,964 Other property income (2) 919 1,009 701 332 430 Lease termination income (3) 8,185 1,568 995 808 1,295 Total revenues 132,916$ 132,526$ 136,739$ 137,719$ 148,124$ Operating expenses: Property operating costs 42,739 43,918 45,575 46,538 48,083 Hotel operating costs 5,038 4,331 4,546 5,331 5,147 Asset and property management fees 591 608 640 472 503 Depreciation 30,076 31,097 32,364 32,441 33,813 Amortization 15,383 16,737 20,366 20,276 23,738 General and administrative 7,766 10,552 7,817 6,797 7,080 Acquisition fees and expenses - - - 1,680 - Total operating expenses 101,593$ 107,243$ 111,308$ 113,535$ 118,364$ Operating income 31,323$ 25,283$ 25,431$ 24,184$ 29,760$ Other income (expense): Interest expense (17,688) (18,204) (18,708) (20,212) (20,965) Capital lease obligation interest expense (1,800) (1,800) (1,800) (1,800) (1,800) Development authority bond income 1,800 1,800 1,800 1,800 1,800 Interest and other income 9 5 6 8 7 Interest rate swap valuation adjustment - - - - 1,319 Interest expense associated with interest rate swaps - - - - (1,321) Loss on interest rate swaps - - - (1,102) - Loss on early extinguishment of debt (92) - - (2,672) - Total other income (expense) (17,771)$ (18,199)$ (18,702)$ (23,978)$ (20,960)$ 13,552$ 7,084$ 6,729$ 206$ 8,800$ Income tax (expense) benefit (247) (77) (238) (245) (91) 13,305$ 7,007$ 6,491$ (39)$ 8,709$ Gain (loss) on sale of real estate assets (19) (310) 3,678 20,182 - 13,286$ 6,697$ 10,169$ 20,143$ 8,709$ 123,206 123,393 124,343 124,359 124,925 0.11$ 0.05$ 0.08$ 0.16$ 0.07$ 123,294 123,412 124,466 124,460 125,017 0.11$ 0.05$ 0.08$ 0.16$ 0.07$ (2) Other property income includes (i) property management fee income, (ii) cafeteria revenue and (iii) fitness center revenue. Supplemental Information - Q2 2016 11 (3) Includes nonrecurring fees incurred under the consulting and transition services agreements which were terminated at expiration effective (1) CXP's pro rata share of revenues and expenses of the Market Square Joint Venture (51%) are reflected in the corresponding line items above. See pages 30-32 for the Reconciliation of Consolidated Statements of Operations - GAAP to Consolidated Statements of Operations at CXP's Share. Net income Weighted-average common shares outstanding - basic Net income per share - basic Weighted-average common shares outstanding - diluted Net income per share - diluted Columbia Property Trust, Inc. Consolidated Statements of Operations at CXP's Share (1) (3) Includes adjustments for straight-line rent related to lease terminations. Income before income tax (expense) benefit and gains on sale of real estate assets Income (loss) before gains on sale of real estate assets Three Months Ended

Columbia Property Trust, Inc.

Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Net Operating Income (based on GAAP rents)	**$ 84,548**	**$ 83,669**	**$ 85,979**	**$ 85,378**	**$ 94,395**
General and administrative (G&A)	(7,766)	(10,552)	(7,817)	(6,797)	(7,080)
Interest expense (net)	(19,479)	(19,999)	(20,503)	(22,004)	(22,762)
Interest rate swap valuation adjustment	-	-	-	-	1,319
Interest expense associated with interest rate swaps	-	-	-	-	(1,321)
Interest income from development authority bonds	1,800	1,800	1,800	1,800	1,800
Income tax expense (benefit)	(247)	(77)	(238)	(245)	(91)
Normalized FFO	**$ 58,856**	**$ 54,841**	**$ 59,221**	**$ 58,132**	**$ 66,260**
Normalized FFO per share (basic)	**$ 0.48**	**$ 0.44**	**$ 0.48**	**$ 0.47**	**$ 0.53**
Normalized FFO per share (diluted)	**$ 0.48**	**$ 0.44**	**$ 0.48**	**$ 0.47**	**$ 0.53**
Net Operating Income (based on cash rents)	**$ 79,075**	**$ 76,380**	**$ 79,033**	**$ 78,020**	**$ 88,363**
General and administrative (G&A)	(7,766)	(10,552)	(7,817)	(6,797)	(7,080)
Stock based compensation expense in G&A (1)	1,213	1,382	623	896	1,015
Straight-line rent receivable write-off in G&A (2)	79	185	158	6	4
Interest expense - cash (net)	(16,756)	(17,181)	(17,502)	(19,058)	(21,370)
Income tax (expense) benefit	(247)	(77)	(238)	(245)	(91)
Maintenance capital (3) (4)	(14,575)	(3,671)	(20,505)	(9,140)	(15,005)
AFFO	**$ 41,023**	**$ 46,466**	**$ 33,752**	**$ 43,682**	**$ 45,836**
Weighted-average common shares outstanding - basic	123,206	123,393	124,343	124,359	124,925
Weighted-average common shares outstanding - diluted	123,294	123,412	124,466	124,460	125,017

(1) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense.

(2) Includes adjustments for straight-line rent related to lease terminations within general and administrative expense.

(3) See page 36 of this supplemental report for a description of Maintenance Capital and page 25 for a detail of all capital expenditures.

(4) Reflects CXP's pro rata share (51%) in the Market Square Joint Venture.

Supplemental Information - Q2 2016 12

Columbia Property Trust, Inc.

Net Operating Income

Unaudited (in thousands)

	Three Months Ended				
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Net Operating Income (based on GAAP rents)					
Revenues:					
Rental Income	$ 89,224	$ 91,376	$ 91,193	$ 91,412	$ 91,669
Tenant Reimbursements	19,037	17,794	20,145	19,662	19,990
Hotel Income	6,551	4,663	5,411	6,941	6,964
Other Property Income	820	944	636	267	278
Lease Termination Income	8,104	1,487	918	637	1,231
Total Revenues	**$ 123,736**	**$ 116,264**	**$ 118,303**	**$ 118,919**	**$ 120,132**
Operating Expenses:					
Property Operating Costs	(40,622)	(39,223)	(39,789)	(40,509)	(38,835)
Hotel Operating Costs	(5,038)	(4,331)	(4,546)	(5,331)	(5,147)
Total Operating Expenses	**$ (45,660)**	**$ (43,554)**	**$ (44,335)**	**$ (45,840)**	**$ (43,982)**
Net Operating Income (based on GAAP rents) - Same Store (1)	**$ 78,076**	**$ 72,710**	**$ 73,968**	**$ 73,079**	**$ 76,150**
Net Operating Income from:					
Acquisitions (2)	6,458	7,041	6,764	4,330	-
Dispositions (3)	14	3,918	5,247	7,969	18,245
Net Operating Income (based on GAAP rents) - Total	**$ 84,548**	**$ 83,669**	**$ 85,979**	**$ 85,378**	**$ 94,395**
Net Operating Income (based on cash rents)					
Revenues:					
Rental Income	$ 83,475	$ 85,014	$ 85,413	$ 85,157	$ 86,005
Tenant Reimbursements	19,037	17,794	20,145	19,662	19,990
Hotel Income	6,551	4,663	5,411	6,941	6,964
Other Property Income	820	944	636	267	278
Lease Termination Income	8,104	1,487	918	637	1,231
Total Revenues	**$ 117,987**	**$ 109,902**	**$ 112,523**	**$ 112,664**	**$ 114,468**
Operating Expenses:					
Property Operating Costs	(39,985)	(38,584)	(39,151)	(39,868)	(38,197)
Hotel Operating Costs	(5,038)	(4,331)	(4,546)	(5,331)	(5,147)
Total Operating Expenses	**$ (45,023)**	**$ (42,915)**	**$ (43,697)**	**$ (45,199)**	**$ (43,344)**
Net Operating Income (based on cash rents) - Same Store (1)	**$ 72,964**	**$ 66,987**	**$ 68,826**	**$ 67,465**	**$ 71,124**
Net Operating Income from:					
Acquisitions (2)	6,097	6,680	5,126	3,188	-
Dispositions (3)	14	2,713	5,081	7,367	17,239
Net Operating Income (based on cash rents) - Total	**$ 79,075**	**$ 76,380**	**$ 79,033**	**$ 78,020**	**$ 88,363**
Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents)					
Net Operating Income (based on GAAP rents) - Total	**$ 84,548**	**$ 83,669**	**$ 85,979**	**$ 85,378**	**$ 94,395**
Less amounts included in GAAP basis rental income:					
Straight-line rental income	(3,764)	(5,872)	(5,100)	(4,957)	(3,822)
Net effect of above/(below) lease market amortization	(1,709)	(1,417)	(1,846)	(2,401)	(2,210)
Net Operating Income (based on cash rents) - Total	**$ 79,075**	**$ 76,380**	**$ 79,033**	**$ 78,020**	**$ 88,363**

(1) Includes CXP's pro rata share (51%) in the Market Square Joint Venture for all periods presented.

(2) Reflects activity for the following property acquired since April 1, 2015, for all periods presented: 229 West 43rd Street.

(3) Reflects activity for the following properties sold since April 1, 2015, for all periods presented: 100 East Pratt, 1881 Campus Commons, Market Square (49% share), 170 Park Avenue, 180 Park Avenue, 1580 West Nursery Road, Acxiom, Highland Landmark III, The Corridors III, 215 Diehl Road, 544 Lakeview, Bannockburn Lake III, 550 King Street, and Robbins Road.

Supplemental Information - Q2 2016 13

Columbia Property Trust, Inc.

Debt Overview

Unaudited ($ in thousands) (at 6/30/2016)

Debt Instrument - Secured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Mortgage Notes					
221 Main Street	May-17	3.95%	Fixed	$ 73,000	4.0%
263 Shuman Boulevard	July-17	5.55%	Fixed	49,000	2.7%
One Glenlake Parkway	December-18	5.80%	Fixed	27,818	1.5%
650 California Street	July-19	3.60%	Fixed	127,547	7.0%
Market Square	July-23	5.07%	Fixed	165,750 (1)	9.1%
Weighted Average / Secured - Mortgage Notes	**3.9 Years**	**4.56%**		**$ 443,115**	**24.3%**

Debt Instrument - Unsecured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Bank Facilities					
$500 Million Revolving Credit Facility (2)	July-19	LIBOR + 100 bps	Floating	$ 333,000	18.2%
$300 Million Term Loan (3)	July-20	LIBOR + 110 bps	Floating	300,000	16.4%
$150 Million Term Loan (4)	July-22	3.52%	Fixed	150,000	8.2%
Weighted Average / Bank Facilities	**4.0 Years**	**1.88%**		**$ 783,000**	**42.8%**
Senior Notes					
$250 Million Notes @ 5.875%	April-18	5.88%	Fixed	$ 250,000	13.7%
$350 Million Notes @ 4.150%	April-25	4.15%	Fixed	350,000	19.2%
Weighted Average / Senior Notes	**5.8 Years**	**4.87%**		**$ 600,000**	**32.9%**
Weighted Average / Unsecured	**4.8 Years**	**3.18%**		**$ 1,383,000**	**75.7%**

Weighted Average / Total Debt	**4.6 Years**	**3.51%**		**$ 1,826,115**	**100.0%**

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr		Balance	% of Total Debt
Fixed Rate Debt	5.1 Years	4.59%		$ 1,193,115	65.3%
Floating Rate Debt	3.6 Years	1.49%		633,000	34.7%
Total	**4.6 Years**	**3.51%**		**$ 1,826,115**	**100.0%**

(1) Mortgage balance reflects CXP's pro rata share (51%) in the Market Square Joint Venture.

(2) The Revolving Credit Facility ($500MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.875% to 1.55% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.55% based on credit rating. This facility carries two six-month extension options.

(3) The $300 Million Term Loan bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.90% to 1.75% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.75% based on credit rating.

(4) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.52% per annum and terminates on July 29, 2022. The spread of 1.55% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in our consolidated statements of other comprehensive income.

Supplemental Information - Q2 2016 14

Unaudited (at 6/30/2016) Bond Covenant Compliance Metric Actual (6/30/16) Debt to Total Asset Value Ratio Max 60% 33% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.70x Secured Debt to Total Asset Value Ratio Max 40% 5% Maintenance of Total Unencumbered Assets Min 150% 309% Term Loan / Bridge Loan / Revolving Credit Facility Covenant Compliance Metric Actual (6/30/16) Debt to Total Asset Value Ratio Max 60% 39% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.32x Secured Debt to Total Asset Value Ratio Max 40% 9% Unencumbered Asset Coverage Ratio Min 1.66x 2.74x Unencumbered Interest Coverage Ratio Min 1.75x 5.08x Supplemental Information - Q2 2016 15 Columbia Property Trust, Inc. Debt Covenant Compliance

Unaudited ($ in thousands) (at 6/30/2016) Secured Debt Unsecured Debt Unsecured Debt Total Debt % of Weighted Average % of Gross Mortgage Notes Bank Facilities Senior Notes Balance Total Debt Rate - Qtr (1) Real Estate Assets -$ -$ -$ -$ 0.0% 0.00% 0.0% 122,000 - - 122,000 6.7% 4.59% 2.4% 27,818 - 250,000 277,818 15.2% 5.87% 5.4% 127,547 333,000 - 460,547 25.2% 2.04% 9.0% - 300,000 - 300,000 16.4% 1.54% 6.0% - 150,000 - 150,000 8.2% 3.52% 2.9% 165,750 - - 165,750 9.1% 5.07% 3.2% - - 350,000 350,000 19.2% 4.15% 6.9% 443,115$ 783,000$ 600,000$ 1,826,115$ 100.0% 3.51% 35.8% 24.3% 42.8% 32.9% Supplemental Information - Q2 2016 16 2020 2022 Total (1) Includes effective rates on variable rate loans swapped to fixed. 2016 2017 2018 2019 2023 2025 % of Total Debt Columbia Property Trust, Inc. Debt Maturities Maturity Year $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Maturity Schedule Mortgage Debt Bonds Line of Credit Term Loan 5.87% 4.59% 5.07% 2.04% 4.15% 1.54% 3.52%

Columbia Property Trust, Inc.

Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue

Unaudited (SF & $ in thousands) (at 6/30/2016)

Property	Market	Ownership %	Secured Debt?	Gross Real Estate Assets (1)	Annualized Lease Revenue (ALR)	Net Operating Income - Q2 (based on GAAP rents)	Net Operating Income - Q2 (based on cash rents)
229 West 43rd Street	New York, NY	100%		$ 509,034	$ 35,029	$ 6,458	6,097
315 Park Avenue South	New York, NY	100%		366,628	25,395	3,514	2,584
222 East 41st Street	New York, NY	100%		327,715	15,322 (2)	10,255	10,721
95 Columbus	Jersey City, NJ	100%		202,930	24,394	3,859	4,075
Subtotal - New York				1,406,307	100,140	24,086	23,477
333 Market Street	San Francisco, CA	100%		408,640	24,971 (3)	6,378	5,919
650 California Street	San Francisco, CA	100%	Yes	314,203	19,240	2,633	2,051
University Circle	East Palo Alto, CA	100%		279,444	35,449	6,417	6,407
221 Main Street	San Francisco, CA	100%	Yes	235,698	22,288	3,953	2,858
Subtotal - San Francisco				1,237,985	101,948	19,381	17,235
Lindbergh Center	Atlanta, GA	100%		288,447	21,979 (3)	5,550	5,414
Three Glenlake Parkway	Atlanta, GA	100%		102,171	7,627 (3)	1,746	1,866
One Glenlake Parkway	Atlanta, GA	100%	Yes	68,762	6,947	930	888
Subtotal - Atlanta				459,380	36,553	8,226	8,168
Market Square	Washington, D.C.	51%	Yes	281,223 (4)	20,929 (4)	2,239 (4)	1,869 (4)
80 M Street	Washington, D.C.	100%		100,987	13,889	2,316	2,611
Subtotal - Washington, D.C.				382,210	34,818	4,555	4,480
5 Houston Center	Houston, TX	100%		128,944	26,431	4,278	4,353
Energy Center I	Houston, TX	100%		94,168	12,648	1,909	1,969
515 Post Oak	Houston, TX	100%		46,902	5,953	680	666
Subtotal - Houston				270,014	45,032	6,867	6,988
Cranberry Woods Drive	Pittsburgh, PA	100%		194,380	15,778 (3)	3,986	3,891
116 Huntington Avenue	Boston, MA	100%		151,498	11,342	1,447	1,398
Pasadena Corporate Park	Los Angeles, CA	100%		111,586	7,836	1,192	1,179
Subtotal - Other				457,464	34,956	6,625	6,468
Key Center Tower	Cleveland, OH	100%		287,276	35,445	5,109	4,025
Key Center Marriott (Hotel)	Cleveland, OH	100%		54,080	-	1,522	1,522
80 Park Plaza	Newark, NJ	100%		187,444	22,639	2,909	2,683
South Jamaica Street	Denver, CO	100%		133,508	8,861 (5)	2,054	(27)
263 Shuman Boulevard	Chicago, IL	100%	Yes	63,195	6,957 (5)	1,002	1,493
Sterling Commerce	Dallas, TX	100%		59,381	8,156	1,034	1,258
800 North Frederick (6)	Suburban Maryland	100%		53,143	-	(364)	(364)
SanTan Corporate Center	Phoenix, AZ	100%		50,904	6,859	1,006	1,133
Subtotal - Potential Dispositions				888,931	88,917	14,272	11,723
Corporate & Other				292		536	536
Total - All Properties				**$ 5,102,583**	**$ 442,364**	**$ 84,548**	**$ 79,075**

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.
(2) Reimbursements are excluded as operating expenses are paid directly by the tenant.
(3) Except for insurance expense, reimbursements are excluded as operating expenses are paid directly by the tenant.
(4) Gross Real Estate Assets, NOI and ALR are presented at CXP's pro rata share (51%) in the Market Square Joint Venture.
(5) Except for real estate tax and insurance expense, reimbursements are excluded as operating expenses are paid directly by the tenant.
(6) Property sold for redevelopment on July 8, 2016 for gross proceeds of $48 million.

Supplemental Information - Q2 2016 17

Columbia Property Trust, Inc.

Property Overview - Square Feet & Occupancy

Unaudited (SF & $ in thousands) (at 6/30/2016)

Property	Market	Ownership %	Rentable Square Feet	Leased Square Feet	Percent Leased	Commenced Occupancy	Average Economic Occupancy (1)
229 West 43rd Street	New York, NY	100%	481	470	97.7%	97.7%	95.7%
315 Park Avenue South	New York, NY	100%	332	322	97.0%	86.3%	68.1%
222 East 41st Street	New York, NY	100%	390	390	100.0%	0.0%	95.1%
95 Columbus	Jersey City, NJ	100%	629	620	98.6%	98.6%	98.1%
Subtotal - New York			1,832	1,802	98.4%	75.2%	91.4%
333 Market Street	San Francisco, CA	100%	657	657	100.0%	100.0%	100.0%
650 California Street	San Francisco, CA	100%	477	311	65.2%	63.5%	63.5%
University Circle	East Palo Alto, CA	100%	451	429	95.1%	95.1%	94.5%
221 Main Street	San Francisco, CA	100%	379	355	93.7%	92.8%	87.8%
Subtotal - San Francisco			1,964	1,752	89.2%	88.6%	87.5%
Lindbergh Center	Atlanta, GA	100%	955	955	100.0%	100.0%	100.0%
Three Glenlake Parkway	Atlanta, GA	100%	355	355	100.0%	100.0%	100.0%
One Glenlake Parkway	Atlanta, GA	100%	351	252	71.8%	71.8%	69.6%
Subtotal - Atlanta			1,661	1,562	94.0%	94.0%	93.6%
Market Square	Washington, D.C.	51%	356 (2)	258 (2)	72.5%	69.4%	61.7%
80 M Street	Washington, D.C.	100%	285	256	89.8%	89.6%	88.5%
Subtotal - Washington, D.C.			641	514	80.2%	78.4%	73.6%
5 Houston Center	Houston, TX	100%	581	529	91.0%	91.0%	90.5%
Energy Center I	Houston, TX	100%	332	332	100.0%	100.0%	100.0%
515 Post Oak	Houston, TX	100%	274	201	73.4%	67.3%	64.8%
Subtotal - Houston			1,187	1,062	89.5%	88.1%	87.2%
Cranberry Woods Drive	Pittsburgh, PA	100%	824	824	100.0%	100.0%	100.0%
116 Huntington Avenue	Boston, MA	100%	271	211	77.9%	77.9%	77.9%
Pasadena Corporate Park	Los Angeles, CA	100%	264	249	94.3%	94.3%	94.3%
Subtotal - Other			1,359	1,284	94.5%	94.5%	94.5%
Key Center Tower	Cleveland, OH	100%	1,326	1,084	81.7%	81.7%	71.3%
Key Center Marriott (Hotel)	Cleveland, OH	100%	-	-	0.0%	0.0%	0.0%
80 Park Plaza	Newark, NJ	100%	961	824	85.8%	85.8%	85.8%
South Jamaica Street	Denver, CO	100%	478	370	77.5%	77.5%	7.5%
263 Shuman Boulevard	Chicago, IL	100%	354	354	100.0%	100.0%	100.0%
Sterling Commerce	Dallas, TX	100%	310	310	100.0%	100.0%	100.0%
800 North Frederick (3)	Suburban Maryland	100%	-	-	-	-	-
SanTan Corporate Center	Phoenix, AZ	100%	267	267	100.0%	97.9%	98.1%
Subtotal - Potential Dispositions			3,696	3,209	86.8%	86.7%	73.9%
Total - All Properties			**12,340**	**11,185**	**90.6%**	**86.8%**	**84.8%**
Total - All Properties (at 100%)			**12,682 (4)**	**11,433 (4)**			

(1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter.
(2) Square feet are presented at CXP's pro rata share (51%) in the Market Square Joint Venture.
(3) Property sold for redevelopment on July 8, 2016 for gross proceeds of $48 million.
(4) Includes 100% of Market Square: 698K rentable square feet and 506K leased square feet.

Supplemental Information - Q2 2016 18

Columbia Property Trust, Inc.

Market Summary

Unaudited (SF & $ in thousands) (at 6/30/2016)

Geography	State	Properties	Gross Real Estate Assets (1)	% Gross Real Estate Assets
New York	NY	4	$ 1,406,307	27.6%
San Francisco	CA	4	1,237,985	24.3%
Atlanta	GA	3	459,380	9.0%
Washington, D.C.	DC	2	382,210	7.5%
Houston	TX	3	270,014	5.3%
Pittsburgh	PA	1	194,380	3.8%
Boston	MA	1	151,498	3.0%
Los Angeles	CA	1	111,586	2.2%
Potential Dispositions	various	8	889,223	17.3%
Total		**27**	**$ 5,102,583**	**100.0%**

Market Distribution by Gross Real Estate Assets


Potential Dispositions
17.3%
New York
27.6%
Los Angeles
2.2%
Boston
3.0%
Pittsburgh
3.8%
Houston
5.3%
Washington, D.C.
7.5%
9.0%
Atlanta
24.3%
San Francisco

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

Supplemental Information - Q2 2016 19

Columbia Property Trust, Inc.

Top 20 Tenants & Tenant Industry Profile

Unaudited (SF & $ in thousands) (at 6/30/2016)

Tenant	Credit Rating (1)	Number of Properties	Annualized Lease Revenue (ALR)	% of ALR	Leased Square Footage	% of Leased Square Footage	Remaining Lease Term Years (2)
Wells Fargo Bank N.A.	AA-	3	$ 28,636	6.5%	697	6.2%	9.1
PSEG Services Corporation	BBB+	1	22,639	5.1%	824	7.4%	14.3
AT&T Corporation/AT&T Services	BBB+	1	21,979	5.0%	955	8.5%	4.5
Pershing LLC	A+	1	18,542	4.2%	471	4.2%	4.9
Credit Suisse	A	2	17,635	4.0%	232	2.1%	1.5
Westinghouse Electric Company	BBB	1	15,778	3.6%	824	7.4%	8.9
NYU	AA-	1	14,802	3.3%	390	3.5%	31.9
Yahoo!	B+	1	14,676	3.3%	193	1.7%	9.0
Keybank National Association	A-	1	13,700	3.1%	478	4.3%	14.0
Foster Wheeler	BBB-	1	12,646	2.9%	332	3.0%	2.2
Newell Rubbermaid, Inc.	BBB-	2	9,128	2.1%	411	3.7%	4.3
CH2M Hill, Inc.	Not Rated	1	8,861	2.0%	371	3.3%	16.3
DocuSign, Inc.	Not Rated	1	8,310	1.9%	117	1.0%	8.1
DLA Piper US, LLP	Not Rated	1	8,252	1.9%	119	1.1%	2.0
OfficeMax	B-	1	6,957	1.6%	354	3.2%	0.9
Caremark PCS	BBB+	1	5,455	1.2%	207	1.8%	6.5
Amazon Web Services, Inc.	AA-	1	5,152	1.1%	62	0.5%	5.0
Squire Sanders LLP	Not Rated	1	5,089	1.1%	151	1.4%	5.8
Ernst & Young U.S. LLP	Not Rated	1	5,011	1.1%	118	1.1%	6.3
Snapchat	Not Rated	1	4,908	1.1%	62	0.5%	9.5
Subtotal - Top 20			**$ 248,156**	**56.1%**	**7,368**	**65.9%**	**8.9**
All other			194,208	43.9%	3,817	34.1%	5.2
Total			**$ 442,364**	**100.0%**	**11,185**	**100.0%**	**7.3**

Tenant Industry Profile (3)



Services - Business Services
15.5%
Fire - Depository Institutions
13.9%
Services - Legal Services
9.3%
Trans & Util - Electric, Gas, And Sanitary Services
9.3%
Trans & Util - Communication
7.0%
Services - Engineering & Management Services
6.8%
Fire - Security And Commodity
6.2%
Services - Health Services
4.4%
Fire - Nondepository Institutions
4.0%
Retail - Miscellaneous Retail
3.1%
Other
20.5%

(1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided.
(2) Weighted average based on CXP's share of Annualized Lease Revenue.
(3) Based on CXP's share of Annualized Lease Revenue.

Supplemental Information - Q2 2016 20

Unaudited (SF & $ in thousands) (at 6/30/2016) Expiring Annualized Lease Revenue (ALR) % of ALR Expiring Expiring Rentable Square Footage % of Rentable Square Footage Expiring -$ 0.0% 1,155 9.4% 10,024 2.3% 161 1.3% 44,638 10.1% 1,020 8.3% 36,931 8.3% 762 6.2% 17,195 3.9% 291 2.4% 32,758 7.4% 811 6.6% 59,251 13.4% 1,756 14.2% 33,866 7.7% 795 6.4% 26,820 6.1% 656 5.2% 15,520 3.5% 357 2.9% 36,913 8.3% 1,144 9.3% 36,216 8.2% 871 7.1% 5,067 1.1% 61 0.5% 739 0.2% 9 0.1% 3,628 0.8% 128 1.0% 82,798 18.7% 2,363 19.1% 442,364$ 100.0% 12,340 100.0% Supplemental Information - Q2 2016 21 Columbia Property Trust, Inc. NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. Vacant 2016 2017 2018 Year 2019 2020 2021 2022 2023 Lease Expiration Schedule 2024 2030+ Total 2025 2026 2027 2028 2029 2.3% 10.1% 8.3% 3.9% 7.4% 13.4% 7.7% 6.1% 3.5% 8.3% 8.2% 1.1% 0.2% 0.8% 18.7% 0.0% 5.0% 10.0% 15.0% 20.0% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030+ Lease Expiration Schedule % of ALR Expiring

Columbia Property Trust, Inc.

Lease Expiration by Market

Unaudited (in thousands, except square footage & percentages)

	Three Months Ended									
	9/30/16		12/31/16		3/31/17		6/30/17		Total	
Geography	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)
New York	37,369	2,499	-	-	1,721	215	161,163	12,171	200,253	14,885
San Francisco	26,537	1,839	9,233	786	79,146	5,538	51,931	2,704	166,847	10,867
Atlanta	2,874	24	-	-	-	-	-	-	2,874	24
Washington, D.C.	84,465	4,833	541	43	12,500	783	18,685	1,394	116,191	7,053
Houston	-	-	-	-	-	-	6,756	330	6,756	330
Pittsburgh	-	-	-	-	-	-	-	-	-	-
Boston	-	-	-	-	12,094	875	2,939	163	15,033	1,038
Los Angeles	-	-	-	-	-	-	-	-	-	-
Potential Dispositions	-	-	-	-	85,438	2,697	374,853	7,468	460,291	10,165
Total	**151,245**	**$ 9,195**	**9,774**	**$ 829**	**190,899**	**$ 10,108**	**616,327**	**$ 24,230**	**968,245**	**$ 44,362**
% of Total Portfolio	**1.2%**	**2.1%**	**0.1%**	**0.2%**	**1.5%**	**2.3%**	**5.0%**	**5.4%**	**7.8%**	**10.0%**

(1) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.

Supplemental Information - Q2 2016 22

Columbia Property Trust, Inc.

Leasing Summary

Unaudited, Weighted average unless otherwise noted

	Three Months Ended				
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Renewal Leases					
Number of Leases	4	4	10	4	13
Square Feet of Leasing (at 100%)	155,236	13,155	596,949	18,560	104,705
Square Feet of Leasing (at CXP's share)	148,489	11,985	593,968	18,560	104,705
Lease Term (months)	87	25	188	51	99
Cash Rent Releasing Spread	10.5%	-1.1%	-11.9%	-5.1%	22.8%
GAAP Rent Releasing Spread	25.9%	1.1%	7.2%	8.5%	36.7%
Tenant Improvements per Square Foot	25.29	2.47	28.56	11.19	35.01
Leasing Commissions per Square Foot	10.39	8.46	12.11	7.43	16.18
Total per Square Foot	**$ 35.68**	**$ 10.93**	**$ 40.67**	**$ 18.62**	**$ 51.19**
Tenant Improvements per Square Foot per Year of Lease Term	3.51	1.17	1.83	2.61	4.23
Leasing Commissions per Square Foot per Year of Lease Term	1.44	4.00	0.78	1.73	1.96
Total per Square Foot per Year	**$ 4.95**	**$ 5.17**	**$ 2.61**	**$ 4.34**	**$ 6.19**
New Leases (Space Vacant > 1 Year)					
Number of Leases	1	-	7	11	10
Square Feet of Leasing (at 100%)	34,844	-	56,164	95,855	22,682
Square Feet of Leasing (at CXP's share)	34,844	-	56,164	95,855	22,682
Lease Term (months)	131	-	104	86	81
Tenant Improvements per Square Foot	74.04	-	52.09	26.99	27.22
Leasing Commissions per Square Foot	47.44	-	16.42	17.59	7.11
Total per Square Foot	**$ 121.48**	**$ -**	**$ 68.51**	**$ 44.58**	**$ 34.33**
Tenant Improvements per Square Foot per Year of Lease Term	6.78	-	6.03	3.77	4.03
Leasing Commissions per Square Foot per Year of Lease Term	4.35	-	1.90	2.46	1.05
Total per Square Foot per Year	**$ 11.13**	**$ -**	**$ 7.93**	**$ 6.23**	**$ 5.08**
New Leases (Space Vacant < 1 Year) (1)					
Number of Leases	7	5	5	1	5
Square Feet of Leasing (at 100%)	413,917	52,095	69,992	24,591	37,826
Square Feet of Leasing (at CXP's share)	412,182	49,239	59,355	24,591	37,826
Lease Term (months)	376	96	236	134	80
Cash Rent Releasing Spread	-18.5%	50.2%	8.9%	8.6%	21.8%
GAAP Rent Releasing Spread	15.4%	115.8%	23.9%	7.6%	33.9%
Tenant Improvements per Square Foot	178.71	28.99	106.92	60.66	37.39
Leasing Commissions per Square Foot	44.63	21.83	64.82	33.11	26.10
Total per Square Foot	**$ 223.34**	**$ 50.82**	**$ 171.74**	**$ 93.77**	**$ 63.49**
Tenant Improvements per Square Foot per Year of Lease Term	5.70	3.62	5.45	5.45	5.62
Leasing Commissions per Square Foot per Year of Lease Term	1.42	2.72	3.30	2.97	3.92
Total per Square Foot per Year	**$ 7.12**	**$ 6.34**	**$ 8.75**	**$ 8.42**	**$ 9.54**
Total Leases					
Number of Leases	12	9	22	16	28
Square Feet of Leasing (at 100%)	603,997	65,250	723,105	139,006	165,213
Square Feet of Leasing (at CXP's share)	595,515	61,224	709,487	139,006	165,213
Lease Term (months)	361	95	196	101	92
Cash Rent Releasing Spread	-17.7%	49.2%	-6.9%	6.9%	22.5%
GAAP Rent Releasing Spread	15.7%	113.6%	11.2%	7.7%	35.8%
Tenant Improvements per Square Foot	171.14	28.49	47.53	38.37	35.07
Leasing Commissions per Square Foot	43.86	21.58	24.47	22.68	18.27
Total per Square Foot	**$ 215.00**	**$ 50.07**	**$ 72.00**	**$ 61.05**	**$ 53.34**
Tenant Improvements per Square Foot per Year of Lease Term	5.22	3.14	2.46	3.91	4.52
Leasing Commissions per Square Foot per Year of Lease Term	1.60	2.97	1.08	2.45	2.28
Total per Square Foot per Year	**$ 6.82**	**$ 6.11**	**$ 3.54**	**$ 6.36**	**$ 6.80**

(1) Includes executed leases that have not yet commenced for space covered by an existing lease.

Supplemental Information - Q2 2016 23

Unaudited (SF & $ in thousands) (at 6/30/2016) Rentable Leased Percent Square Footage Square Footage Leased As of March 31, 2016 12,713 11,749 92.4% Portfolio Activity 800 North Frederick (1) (393) 0 Leasing Activity New Leases (2) 20 454 Lease Expirations/Early Terminations (1,018) Net Absorption 20 (564) As of June 30, 2016 12,340 11,185 90.6% Supplemental Information - Q2 2016 24 (1) Property sold for redevelopment on July 8, 2016 for gross proceeds of $48 million. Columbia Property Trust, Inc. Occupancy Summary (2) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease. 90.6% 92.4% 93.2% 93.3% 92.1% 50% 60% 70% 80% 90% 100% 6/30/16 3/31/16 12/31/15 9/30/15 6/30/15 Percent Leased

Columbia Property Trust, Inc.

Capital Expenditure Summary

Unaudited ($ in thousands)

Capital Expenditures	Three Months Ended				
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Maintenance					
Building Capital	$ 844	$ 718	$ 1,697	$ 2,194	$ 2,971
Tenant Improvements	2,551	2,798	10,732	6,700	11,219
Leasing Commissions	10,060	426	5,570	750	685
Other Leasing Costs	1,120	(271)	2,506	(504)	130
Total - Maintenance	**$ 14,575**	**$ 3,671**	**$ 20,505**	**$ 9,140**	**$ 15,005**
Investment					
Building Capital	$ 1,994	$ 4,519	$ 10,165	$ 11,594	$ 6,869
Tenant Improvements	3,000	3,744	4,200	2,132	5,745
Leasing Commissions	1,979	392	5,166	2,845	1,167
Other Leasing Costs	2,580	(572)	1,854	336	(492)
Total - Investment	**$ 9,553**	**$ 8,083**	**$ 21,385**	**$ 16,907**	**$ 13,289**
Maintenance & Investment					
Building Capital	$ 2,838	$ 5,237	$ 11,862	$ 13,788	$ 9,840
Tenant Improvements	5,551	6,542	14,932	8,832	16,964
Leasing Commissions	12,039	818	10,736	3,595	1,852
Other Leasing Costs	3,700	(843)	4,360	(168)	(362)
Total - Maintenance & Investment	**$ 24,128**	**$ 11,754**	**$ 41,890**	**$ 26,047**	**$ 28,294**

NOTE: See page 36 of this supplemental report for a description of Maintenance and Investment Capital.

Supplemental Information - Q2 2016 25

Columbia Property Trust, Inc.

Transaction Activity

Unaudited ($ in thousands) (at 7/28/2016)

Acquisitions							
Property Name	**Location**	**Acquisition Date**	**Percent Ownership**	**Purchase Price**	**Rentable Square Footage**	**$ / SF**	**% Leased at Acquisition**
229 West 43rd Street	New York, NY	8/4/2015	100.0%	$ 516,000	481,110	$ 1,073	97.7%
315 Park Avenue South	New York, NY	1/7/2015	100.0%	372,000	326,812	1,138	93.9%
1881 Campus Commons	Reston, VA	1/7/2015	100.0%	64,000	244,565	262	78.0%
Subtotal (2 Property Portfolio)				436,000	571,377	763	
116 Huntington Avenue	Boston, MA	1/8/2015	100.0%	152,000	270,943	561	77.8%
650 California Street	San Francisco, CA	9/9/2014	100.0%	310,200	476,592	651	88.1%
221 Main Street	San Francisco, CA	4/22/2014	100.0%	228,800	374,598	611	82.8%
Total - Acquisitions				**$ 1,643,000**	**2,174,620**		

Dispositions							
Property Name	**Location**	**Disposition Date**	**Percent Ownership**	**Gross Sale Price**	**Rentable Square Footage**	**$ / SF**	**% Leased at Disposition**
800 North Frederick	Suburban Maryland	7/8/2016	100.0%	$ 48,000	393,000	$ 122	0.0%
100 East Pratt	Baltimore, MD	3/31/2016	100.0%	187,000	653,135	286	98.5%
1881 Campus Commons	Washington, D.C.	12/10/2015	100.0%	65,000	244,565	266	91.4%
180 Park Avenue	Northern New Jersey	7/1/2015	100.0%		223,837		71.4%
170 Park Avenue	Northern New Jersey	7/1/2015	100.0%		145,000		0.0%
1580 West Nursery Road	Baltimore, MD	7/1/2015	100.0%		315,350		100.0%
Acxiom	Chicago, IL	7/1/2015	100.0%		321,852		100.0%
Highland Landmark III	Chicago, IL	7/1/2015	100.0%		272,975		68.1%
The Corridors III	Chicago, IL	7/1/2015	100.0%		221,940		95.0%
215 Diehl Road	Chicago, IL	7/1/2015	100.0%		161,865		100.0%
544 Lakeview	Chicago, IL	7/1/2015	100.0%		139,218		51.1%
Bannockburn Lake III	Chicago, IL	7/1/2015	100.0%		106,495		0.0%
Robbins Road	Boston, MA	7/1/2015	100.0%		458,237		100.0%
550 King Street	Boston, MA	7/1/2015	100.0%		490,119		100.0%
Subtotal (11 Property Portfolio)				433,250	2,856,888	152	
Lenox Park Buildings	Atlanta, GA	10/3/2014	100.0%	290,000	1,040,327	279	100.0%
9 Technology Drive	Boston, MA	8/22/2014	100.0%	47,000	250,813	187	100.0%
7031 Columbia Gateway Drive	Baltimore, MD	7/1/2014	100.0%	59,509	247,624	240	100.0%
200 South Orange	Orlando, FL	6/30/2014	100.0%	18,800	128,296	147	100.0%
160 Park Avenue	Northern New Jersey	6/4/2014	100.0%	10,200	240,274	42	0.0%
Total - Dispositions (excluding Joint Venture)				**$ 1,158,759**	**6,054,922**		

Property Contributed to Joint Venture	Location	Closing Date	% Sold / Retained	Contributed Value	Rentable Square Footage	$ / SF	% Leased at Closing Date
Market Square	Washington, D.C.	10/28/2015	49% / 51%	$ 595,000	687,310	$ 866	80.5%

Supplemental Information - Q2 2016 26

Columbia Property Trust, Inc.

Reconciliation of Consolidated Balance Sheet - GAAP to Consolidated Balance Sheet at CXP's Share

Unaudited (in thousands)

	As of Period End					
	6/30/2016			3/31/2016		
	Consolidated Balance Sheet GAAP	51% Share of Market Square JV	Consolidated Balance Sheet CXP Share	Consolidated Balance Sheet GAAP	51% Share of Market Square JV	Consolidated Balance Sheet CXP Share
Assets:						
Real estate assets, at cost:						
Land	$ 844,495	$ 77,840	$ 922,335	$ 864,690	$ 77,840	$ 942,530
Buildings and improvements	3,345,017	199,761	3,544,778	3,374,833	198,480	3,573,313
Buildings and improvements, accumulated depreciation	(603,088)	(4,361)	(607,449)	(584,830)	(2,736)	(587,566)
Intangible lease asset	471,701	2,361	474,062	490,361	2,414	492,775
Intangible lease asset, accumulated amortization	(235,121)	(527)	(235,648)	(244,578)	(371)	(244,949)
Construction in progress	14,176	2,344	16,520	11,223	1,446	12,669
Real estate assets held for sale	53,143	-	53,143	-	-	-
Real estate assets held for sale, accumulated depreciation	(9,897)	-	(9,897)	-	-	-
Total real estate assets	**$ 3,880,426**	**$ 277,418**	**$ 4,157,844**	**$ 3,911,699**	**$ 277,073**	**$ 4,188,772**
Cash and cash equivalents	23,803	3,617	27,420	185,376	1,254	186,630
Tenant receivables, net of allowance for doubtful accounts	11,210	202	11,412	11,731	266	11,997
Straight line rent receivable	113,921	4,606	118,527	103,367	4,317	107,684
Prepaid expenses and other assets	35,230	239	35,469	35,779	294	36,073
Intangible lease origination costs	227,769	1,563	229,332	244,740	1,572	246,312
Intangible lease origination costs, accumulated amortization	(161,994)	(231)	(162,225)	(174,180)	(151)	(174,331)
Deferred lease costs	128,808	10,600	139,408	113,310	10,631	123,941
Deferred lease costs, accumulated amortization	(41,626)	(563)	(42,189)	(38,808)	(348)	(39,156)
Investment in unconsolidated joint venture	123,919	(123,919)	-	121,784	(121,784)	-
Investment in development authority bonds	120,000	-	120,000	120,000	-	120,000
Other assets held for sale	10	-	10	-	-	-
Other assets held for sale, accumulated amortization	-	-	-	-	-	-
Total assets	**$ 4,461,476**	**$ 173,532**	**$ 4,635,008**	**$ 4,634,798**	**$ 173,124**	**$ 4,807,922**
Liabilities:						
Line of credit and notes payable	$ 1,060,365	$ 165,750	$ 1,226,115	$ 1,208,722	$ 165,750	$ 1,374,472
Bonds payable	600,000	-	600,000	600,000	-	600,000
Discount and fees on notes and bonds payable	(7,856)	(191)	(8,047)	(8,535)	(196)	(8,731)
Accounts payable, accrued expenses, and accrued capital expenditures	86,010	4,852	90,862	85,351	4,418	89,769
Distributions payable	-	-	-	-	-	-
Deferred income	23,793	885	24,678	21,886	763	22,649
Intangible lease liabilities	134,943	2,644	137,587	135,252	2,658	137,910
Intangible lease liabilities, accumulated amortization	(85,547)	(408)	(85,955)	(82,098)	(269)	(82,367)
Obligations under capital leases	120,000	-	120,000	120,000	-	120,000
Liabilities held for sale	132	-	132	-	-	-
Liabilities held for sale, accumulated amortization	-	-	-	-	-	-
Total liabilities	**$ 1,931,840**	**$ 173,532**	**$ 2,105,372**	**$ 2,080,578**	**$ 173,124**	**$ 2,253,702**
Equity:						
Common stock	$ 1,234	$ -	$ 1,234	$ 1,234	$ -	$ 1,234
Additional paid in capital	4,564,729	-	4,564,729	4,563,537	-	4,563,537
Cumulative distributions in excess of earnings	(2,027,012)	-	(2,027,012)	(2,003,258)	-	(2,003,258)
Other comprehensive loss	(9,315)	-	(9,315)	(7,293)	-	(7,293)
Total equity	**$ 2,529,636**	**$ -**	**$ 2,529,636**	**$ 2,554,220**	**$ -**	**$ 2,554,220**
Total liabilities and equity	**$ 4,461,476**	**$ 173,532**	**$ 4,635,008**	**$ 4,634,798**	**$ 173,124**	**$ 4,807,922**

Supplemental Information - Q2 2016 27

Columbia Property Trust, Inc.

Reconciliation of Consolidated Balance Sheet - GAAP to Consolidated Balance Sheet at CXP's Share

Unaudited (in thousands)

	As of Period End					
	12/31/2015			9/30/2015		
	Consolidated Balance Sheet GAAP	51% Share of Market Square JV	Consolidated Balance Sheet CXP Share	Consolidated Balance Sheet GAAP	51% Share of Market Square JV	Consolidated Balance Sheet CXP Share
Assets:						
Real estate assets, at cost:						
Land	$ 896,467	$ 77,840	$ 974,307	$ 1,056,275	$ -	$ 1,056,275
Buildings and improvements	3,511,070	191,640	3,702,710	3,970,646	-	3,970,646
Buildings and improvements, accumulated depreciation	(613,639)	(1,077)	(614,716)	(648,405)	-	(648,405)
Intangible lease asset	509,221	2,647	511,868	546,503	-	546,503
Intangible lease asset, accumulated amortization	(250,085)	(270)	(250,355)	(266,454)	-	(266,454)
Construction in progress	31,847	4,989	36,836	45,623	-	45,623
Real estate assets held for sale	-	-	-	-	-	-
Real estate assets held for sale, accumulated depreciation	-	-	-	-	-	-
Total real estate assets	**$ 4,084,881**	**$ 275,769**	**$ 4,360,650**	**$ 4,704,188**	**$ -**	**$ 4,704,188**
Cash and cash equivalents	32,645	1,523	34,168	44,823	-	44,823
Tenant receivables, net of allowance for doubtful accounts	11,670	314	11,984	10,818	-	10,818
Straight line rent receivable	109,062	4,004	113,066	112,750	-	112,750
Prepaid expenses and other assets	35,848	175	36,023	34,049	-	34,049
Intangible lease origination costs	258,672	1,627	260,299	269,130	-	269,130
Intangible lease origination costs, accumulated amortization	(181,482)	(87)	(181,569)	(181,420)	-	(181,420)
Deferred lease costs	128,944	10,441	139,385	138,880	-	138,880
Deferred lease costs, accumulated amortization	(40,817)	(136)	(40,953)	(39,845)	-	(39,845)
Investment in unconsolidated joint venture	118,695	(118,695)	-	-	-	-
Investment in development authority bonds	120,000	-	120,000	120,000	-	120,000
Other assets held for sale	-	-	-	-	-	-
Other assets held for sale, accumulated amortization	-	-	-	-	-	-
Total assets	**$ 4,678,118**	**$ 174,935**	**$ 4,853,053**	**$ 5,213,373**	**$ -**	**$ 5,213,373**
Liabilities:						
Line of credit and notes payable	$ 1,135,063	$ 165,750	$ 1,300,813	$ 1,659,387	$ -	$ 1,659,387
Bonds payable	600,000	-	600,000	600,000	-	600,000
Discount and fees on notes and bonds payable	(9,233)	(203)	(9,436)	(10,402)	-	(10,402)
Accounts payable, accrued expenses, and accrued capital expenditures	-	104,924	104,924	110,103	-	110,103
Distributions payable	98,759	(61,405)	37,354	-	-	-
Deferred income	37,354	(11,866)	25,488	25,232	-	25,232
Intangible lease liabilities	-	141,323	141,323	150,489	-	150,489
Intangible lease liabilities, accumulated amortization	24,814	(106,421)	(81,607)	(83,736)	-	(83,736)
Obligations under capital leases	138,663	(18,663)	120,000	120,000	-	120,000
Liabilities held for sale	(81,496)	81,496	-	-	-	-
Liabilities held for sale, accumulated amortization	120,000	(120,000)	-	-	-	-
Total liabilities	**$ 2,063,924**	**$ 174,935**	**$ 2,238,859**	**$ 2,571,073**	**$ -**	**$ 2,571,073**
Equity:						
Common stock	$ 1,243	$ -	$ 1,243	$ 1,245	$ -	$ 1,245
Additional paid in capital	4,588,303	-	4,588,303	4,591,204	-	4,591,204
Cumulative distributions in excess of earnings	(1,972,916)	-	(1,972,916)	(1,945,731)	-	(1,945,731)
Other comprehensive loss	(2,436)	-	(2,436)	(4,418)	-	(4,418)
Total equity	**$ 2,614,194**	**$ -**	**$ 2,614,194**	**$ 2,642,300**	**$ -**	**$ 2,642,300**
Total liabilities and equity	**$ 4,678,118**	**$ 174,935**	**$ 4,853,053**	**$ 5,213,373**	**$ -**	**$ 5,213,373**

Supplemental Information - Q2 2016 28

Columbia Property Trust, Inc. Unaudited (in thousands) Consolidated Balance Sheet GAAP 51% Share of Market Square JV Consolidated Balance Sheet CXP Share Assets: Real estate assets, at cost: Land 849,042$ -$ 849,042$ Buildings and improvements 3,687,609 - 3,687,609 Buildings and improvements, accumulated depreciation (616,274) - (616,274) Intangible lease asset 530,299 - 530,299 Intangible lease asset, accumulated amortization (264,564) - (264,564) Construction in progress 39,777 - 39,777 Real estate assets held for sale 512,304 - 512,304 Real estate assets held for sale, accumulated depreciation (139,820) - (139,820) Total real estate assets 4,598,373$ -$ 4,598,373$ Cash and cash equivalents 33,742 - 33,742 Tenant receivables, net of allowance for doubtful accounts 8,551 - 8,551 Straight line rent receivable 107,727 - 107,727 Prepaid expenses and other assets 32,044 - 32,044 Intangible lease origination costs 263,845 - 263,845 Intangible lease origination costs, accumulated amortization (179,438) - (179,438) Deferred lease costs 135,000 - 135,000 Deferred lease costs, accumulated amortization (37,166) - (37,166) Investment in unconsolidated joint venture - - - Investment in development authority bonds 120,000 - 120,000 Other assets held for sale 78,948 - 78,948 Other assets held for sale, accumulated amortization (42,070) - (42,070) Total assets 5,119,556$ -$ 5,119,556$ Liabilities: Line of credit and notes payable 1,517,696$ -$ 1,517,696$ Bonds payable 600,000 - 600,000 Discount and fees on notes and bonds payable (7,848) - (7,848) 93,144 - 93,144 Distributions payable - - - Deferred income 22,304 - 22,304 Intangible lease liabilities 150,994 - 150,994 Intangible lease liabilities, accumulated amortization (79,607) - (79,607) Obligations under capital leases 120,000 - 120,000 Liabilities held for sale 31,901 - 31,901 Liabilities held for sale, accumulated amortization (3,662) - (3,662) Total liabilities 2,444,922$ -$ 2,444,922$ Equity: Common stock 1,250$ -$ 1,250$ Additional paid in capital 4,603,107 - 4,603,107 Cumulative distributions in excess of earnings (1,928,350) - (1,928,350) Other comprehensive loss (1,373) - (1,373) Total equity 2,674,634$ -$ 2,674,634$ Total liabilities and equity 5,119,556$ -$ 5,119,556$ Supplemental Information - Q2 2016 29 Reconciliation of Consolidated Balance Sheet - GAAP to Consolidated Balance Sheet at CXP's Share 6/30/2015 Accounts payable, accrued expenses, and accrued capital expenditures As of Period End

Unaudited (in thousands, except per-share amounts) Consolidated Statements of Operations GAAP 51% Share of Market Square JV Consolidated Statements of Operations CXP Share Consolidated Statements of Operations GAAP 51% Share of Market Square JV Consolidated Statements of Operations CXP Share Revenues: Rental income 93,567$ 3,838$ 97,405$ 99,586$ 4,563$ 104,149$ Tenant reimbursements 18,708 1,148 19,856 19,753 1,384 21,137 Hotel income 6,551 - 6,551 4,663 - 4,663 Other property income (1) 919 - 919 1,009 - 1,009 Lease termination income (2) 8,185 - 8,185 1,568 - 1,568 Total revenues 127,930$ 4,986$ 132,916$ 126,579$ 5,947$ 132,526$ Operating expenses: Property operating costs 40,242 2,497 42,739 41,336 2,582 43,918 Hotel operating costs 5,038 - 5,038 4,331 - 4,331 Asset and property management fees 341 250 591 330 278 608 Depreciation 28,450 1,626 30,076 29,289 1,808 31,097 Amortization 14,932 451 15,383 16,075 662 16,737 General and administrative 7,761 5 7,766 10,490 62 10,552 Acquisition fees and expenses - - - - - - Total operating expenses 96,764$ 4,829$ 101,593$ 101,851$ 5,392$ 107,243$ Operating income 31,166$ 157$ 31,323$ 24,728$ 555$ 25,283$ Other income (expense): Interest expense (15,580) (2,108) (17,688) (16,097) (2,107) (18,204) Capital lease obligation interest expense (1,800) - (1,800) (1,800) - (1,800) Development authority bond income 1,800 - 1,800 1,800 - 1,800 Interest and other income 8 1 9 5 - 5 Interest rate swap valuation adjustment - - - - - - Interest expense associated with interest rate swaps - - - - - - Loss on interest rate swaps - - - - - - Loss on early extinguishment of debt (92) - (92) - - - Total other income (expense) (15,664)$ (2,107)$ (17,771)$ (16,092)$ (2,107)$ (18,199)$ 15,502$ (1,950)$ 13,552$ 8,636$ (1,552)$ 7,084$ Income tax (expense) benefit (245) (2) (247) (77) - (77) 15,257$ (1,952)$ 13,305$ 8,559$ (1,552)$ 7,007$ Loss from unconsolidated joint venture (1,952) 1,952 - (1,552) 1,552 - 13,305$ -$ 13,305$ 7,007$ -$ 7,007$ Gain (loss) on sale of real estate assets (19) - (19) (310) - (310) 13,286$ -$ 13,286$ 6,697$ -$ 6,697$ 123,206 - 123,206 123,393 - 123,393 0.11$ -$ 0.11$ 0.05$ -$ 0.05$ 123,294 - 123,294 123,412 - 123,412 0.11$ -$ 0.11$ 0.05$ -$ 0.05$ (1) Other property income includes (i) property management fee income, (ii) cafeteria revenue and (iii) fitness center revenue. Supplemental Information - Q2 2016 30 Columbia Property Trust, Inc. Reconciliation of Consolidated Statements of Operations - GAAP to Consolidated Statements of Operations at CXP's Share Three Months Ended Net income per share - diluted (2) Includes adjustments for straight-line rent related to lease terminations. (3) Includes nonrecurring fees incurred under the consulting and transition services agreements which were terminated at expiration effective 6/30/2016 3/31/2016 Income (loss) before loss from unconsolidated joint venture and gains on sale of real estate assets Income (loss) before gains on sale of real estate assets Net income Weighted-average common shares outstanding - basic Net income per share - basic Weighted-average common shares outstanding - diluted Income before income tax (expense) benefit, loss from unconsolidated joint venture and gains on sale of real estate assets

Unaudited (in thousands, except per-share amounts) Consolidated Statements of Operations GAAP 51% Share of Market Square JV Consolidated Statements of Operations CXP Share Consolidated Statements of Operations GAAP 51% Share of Market Square JV Consolidated Statements of Operations CXP Share Revenues: Rental income 103,312$ 3,080$ 106,392$ 107,011$ -$ 107,011$ Tenant reimbursements 22,260 980 23,240 22,627 - 22,627 Hotel income 5,411 - 5,411 6,941 - 6,941 Other property income (1) 701 - 701 332 - 332 Lease termination income (2) 995 - 995 808 - 808 Total revenues 132,679$ 4,060$ 136,739$ 137,719$ -$ 137,719$ Operating expenses: Property operating costs 43,703 1,872 45,575 46,538 - 46,538 Hotel operating costs 4,546 - 4,546 5,331 - 5,331 Asset and property management fees 444 196 640 472 - 472 Depreciation 31,229 1,135 32,364 32,441 - 32,441 Amortization 19,895 471 20,366 20,276 - 20,276 General and administrative 7,762 55 7,817 6,797 - 6,797 Acquisition fees and expenses - - - 1,680 - 1,680 Total operating expenses 107,579$ 3,729$ 111,308$ 113,535$ -$ 113,535$ Operating income 25,100$ 331$ 25,431$ 24,184$ -$ 24,184$ Other income (expense): Interest expense (17,235) (1,473) (18,708) (20,212) - (20,212) Capital lease obligation interest expense (1,800) - (1,800) (1,800) - (1,800) Development authority bond income 1,800 - 1,800 1,800 - 1,800 Interest and other income 6 - 6 8 - 8 Interest rate swap valuation adjustment - - - - - - Interest expense associated with interest rate swaps - - - - - - Loss on interest rate swaps - - - (1,102) - (1,102) Loss on early extinguishment of debt - - - (2,672) - (2,672) Total other income (expense) (17,229)$ (1,473)$ (18,702)$ (23,978)$ -$ (23,978)$ 7,871$ (1,142)$ 6,729$ 206$ -$ 206$ Income tax (expense) benefit (238) - (238) (245) - (245) 7,633$ (1,142)$ 6,491$ (39)$ -$ (39)$ Loss from unconsolidated joint venture (1,142) 1,142 - - - - 6,491$ -$ 6,491$ (39)$ -$ (39)$ 20,182 Gain (loss) on sale of real estate assets 3,678 - 3,678 20,182 - 20,182 10,169$ -$ 10,169$ 20,143$ -$ 20,143$ 124,343 - 124,343 124,359 - 124,359 0.08$ -$ 0.08$ 0.16$ -$ 0.16$ 124,466 - 124,466 124,460 - 124,460 0.08$ -$ 0.08$ 0.16$ -$ 0.16$ (1) Other property income includes (i) property management fee income, (ii) cafeteria revenue and (iii) fitness center revenue. Supplemental Information - Q2 2016 31 Columbia Property Trust, Inc. Reconciliation of Consolidated Statements of Operations - GAAP to Consolidated Statements of Operations at CXP's Share Three Months Ended (3) Includes nonrecurring fees incurred under the consulting and transition services agreements which were terminated at expiration effective Income before income tax (expense) benefit, loss from unconsolidated joint venture and gains on sale of real estate assets Income (loss) before loss from unconsolidated joint venture and gains on sale of real estate assets Income (loss) before gains on sale of real estate assets Net income Weighted-average common shares outstanding - basic Net income per share - basic 12/31/2015 9/30/2015 Weighted-average common shares outstanding - diluted Net income per share - diluted (2) Includes adjustments for straight-line rent related to lease terminations.

Unaudited (in thousands, except per-share amounts) Consolidated Statements of Operations GAAP 51% Share of Market Square JV Consolidated Statements of Operations CXP Share Revenues: Rental income 112,916$ -$ 112,916$ Tenant reimbursements 26,519 - 26,519 Hotel income 6,964 - 6,964 Other property income (1) 430 - 430 Lease termination income (2) 1,295 - 1,295 Total revenues 148,124$ -$ 148,124$ Operating expenses: Property operating costs 48,083 - 48,083 Hotel operating costs 5,147 - 5,147 Asset and property management fees 503 - 503 Depreciation 33,813 - 33,813 Amortization 23,738 - 23,738 General and administrative 7,080 - 7,080 Acquisition fees and expenses - - - Total operating expenses 118,364$ -$ 118,364$ Operating income 29,760$ -$ 29,760$ Other income (expense): Interest expense (20,965) - (20,965) Capital lease obligation interest expense (1,800) - (1,800) Development authority bond income 1,800 - 1,800 Interest and other income 7 - 7 Interest rate swap valuation adjustment 1,319 - 1,319 Interest expense associated with interest rate swaps (1,321) - (1,321) Loss on interest rate swaps - - - Loss on early extinguishment of debt - - - Total other income (expense) (20,960)$ -$ (20,960)$ 8,800$ -$ 8,800$ Income tax (expense) benefit (91) - (91) 8,709$ -$ 8,709$ Loss from unconsolidated joint venture - - - 8,709$ -$ 8,709$ Gain (loss) on sale of real estate assets - - - 8,709$ -$ 8,709$ 124,925 - 124,925 0.07$ -$ 0.07$ 125,017 - 125,017 0.07$ -$ 0.07$ (1) Other property income includes (i) property management fee income, (ii) cafeteria revenue and (iii) fitness center revenue. Supplemental Information - Q2 2016 32 Columbia Property Trust, Inc. Reconciliation of Consolidated Statements of Operations - GAAP to Consolidated Statements of Operations at CXP's Share 6/30/2015 Weighted-average common shares outstanding - diluted Net income per share - diluted (2) Includes adjustments for straight-line rent related to lease terminations. (3) Includes nonrecurring fees incurred under the consulting and transition services agreements which were terminated at expiration effective Three Months Ended Income before income tax (expense) benefit, loss from unconsolidated joint venture and gains on sale of real estate assets Income (loss) before loss from unconsolidated joint venture and gains on sale of real estate assets Income (loss) before gains on sale of real estate assets Net income Weighted-average common shares outstanding - basic Net income per share - basic

Columbia Property Trust, Inc.

Reconciliation of Net Income to Normalized Funds From Operations (NFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Net Income	$ 13,286	$ 6,697	$ 10,169	$ 20,143	$ 8,709
Depreciation of real estate assets	28,450	29,289	31,229	32,441	33,813
Amortization of lease-related costs	14,932	16,075	19,895	20,276	23,738
Depreciation & amortization included in loss from unconsolidated joint venture	2,077	2,470	1,606	-	-
(Gain) loss on sale of real estate assets - continuing operations	19	310	(3,678)	(20,182)	-
FFO	$ 58,764	$ 54,841	$ 59,221	$ 52,678	$ 66,260
Real estate acquisition-related costs	-	-	-	1,680	-
Settlement of interest rate swap	-	-	-	1,102	-
Loss on early extinguishment of debt	92	-	-	2,672	-
Normalized FFO	$ 58,856	$ 54,841	$ 59,221	$ 58,132	$ 66,260
Normalized FFO per share (basic)	$ 0.48	$ 0.44	$ 0.48	$ 0.47	$ 0.53
Normalized FFO per share (diluted)	$ 0.48	$ 0.44	$ 0.48	$ 0.47	$ 0.53
Weighted-average common shares outstanding - basic	123,206	123,393	124,343	124,359	124,925
Weighted-average common shares outstanding - diluted	123,294	123,412	124,466	124,460	125,017

Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Net Cash Provided by Operating Activities	$ 46,598	$ 42,840	$ 48,101	$ 66,041	$ 64,406
Straight-line lease termination income	7,059	793	467	460	(3,003)
Unconsolidated joint venture activity - loss & non-cash items	(238)	517	320	-	-
Net changes in operating assets and liabilities	2,179	5,987	5,369	(15,359)	(562)
Acquisition costs	-	-	-	1,680	-
Maintenance capital (1) (2)	(14,575)	(3,671)	(20,505)	(9,140)	(15,005)
AFFO	$ 41,023	$ 46,466	$ 33,752	$ 43,682	$ 45,836
Weighted-average common shares outstanding - basic	123,206	123,393	124,343	124,359	124,925
Weighted-average common shares outstanding - diluted	123,294	123,412	124,466	124,460	125,017

(1) See page 36 of this supplemental report for a description of Maintenance Capital and page 25 for a detail of all capital expenditures.
(2) Reflects CXP's pro rata share (51%) in the Market Square Joint Venture.

Supplemental Information - Q2 2016 33

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on cash rents) and Same Store Net Operating Income (based on cash rents)

Unaudited (in thousands)

	Three Months Ended				
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Net Income	**$ 13,286**	**$ 6,697**	**$ 10,169**	**$ 20,143**	**$ 8,709**
Interest expense (net)	19,479	19,999	20,503	22,004	22,762
Interest income from development authority bonds	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax expense (benefit)	247	77	238	245	91
Depreciation	30,076	31,097	32,364	32,441	33,813
Amortization	15,383	16,737	20,366	20,276	23,738
EBITDA	**$ 76,671**	**$ 72,807**	**$ 81,840**	**$ 93,309**	**$ 87,313**
(Gain) loss on sale of real estate assets	19	310	(3,678)	(20,182)	-
Real estate acquisition-related costs	-	-	-	1,680	-
Settlement of interest rate swap	-	-	-	1,102	-
Loss on early extinguishment of debt	92	-	-	2,672	-
Adjusted EBITDA	**$ 76,782**	**$ 73,117**	**$ 78,162**	**$ 78,581**	**$ 87,313**
General and administrative	7,766	10,552	7,817	6,797	7,080
Interest rate swap valuation adjustment	-	-	-	-	(1,319)
Interest expense associated with interest rate swaps	-	-	-	-	1,321
Straight line rental income	(3,764)	(5,872)	(5,100)	(4,957)	(3,822)
Net effect of above/(below) market amortization	(1,709)	(1,417)	(1,846)	(2,401)	(2,210)
Net Operating Income (based on cash rents)	**$ 79,075**	**$ 76,380**	**$ 79,033**	**$ 78,020**	**$ 88,363**
Less Net Operating Income from:					
Acquisitions (1)	(6,097)	(6,680)	(5,126)	(3,188)	-
Dispositions (2)	(14)	(2,713)	(5,081)	(7,367)	(17,239)
Same Store NOI (based on cash rents) (3)	**$ 72,964**	**$ 66,987**	**$ 68,826**	**$ 67,465**	**$ 71,124**

(1) Reflects activity for the following property acquired since April 1, 2015, for all periods presented: 229 West 43rd Street.

(2) Reflects activity for the following properties sold since April 1, 2015, for all periods presented: 100 East Pratt, 1881 Campus Commons, Market Square (49% share), 170 Park Avenue, 180 Park Avenue, 1580 West Nursery Road, Acxiom, Highland Landmark III, The Corridors III, 215 Diehl Road, 544 Lakeview, Bannockburn Lake III, 550 King Street, and Robbins Road.

(3) Includes CXP's pro rata share (51%) in the Market Square Joint Venture for all periods presented.

Supplemental Information - Q2 2016 34

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on GAAP rents) and Same Store Net Operating Income (based on GAAP rents)

Unaudited (in thousands)

	Three Months Ended				
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Net Income	**$ 13,286**	**$ 6,697**	**$ 10,169**	**$ 20,143**	**$ 8,709**
Interest expense (net)	19,479	19,999	20,503	22,004	22,762
Interest income from development authority bonds	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax expense (benefit)	247	77	238	245	91
Depreciation	30,076	31,097	32,364	32,441	33,813
Amortization	15,383	16,737	20,366	20,276	23,738
EBITDA	**$ 76,671**	**$ 72,807**	**$ 81,840**	**$ 93,309**	**$ 87,313**
(Gain) loss on sale of real estate assets	19	310	(3,678)	(20,182)	-
Real estate acquisition-related costs	-	-	-	1,680	-
Settlement of interest rate swap	-	-	-	1,102	-
Loss on early extinguishment of debt	92	-	-	2,672	-
Adjusted EBITDA	**$ 76,782**	**$ 73,117**	**$ 78,162**	**$ 78,581**	**$ 87,313**
General and administrative	7,766	10,552	7,817	6,797	7,080
Interest rate swap valuation adjustment	-	-	-	-	(1,319)
Interest expense associated with interest rate swaps	-	-	-	-	1,321
Net Operating Income (based on GAAP rents)	**$ 84,548**	**$ 83,669**	**$ 85,979**	**$ 85,378**	**$ 94,395**
Less Net Operating Income from:					
Acquisitions (1)	(6,458)	(7,041)	(6,764)	(4,330)	-
Dispositions (2)	(14)	(3,918)	(5,247)	(7,969)	(18,245)
Same Store NOI (based on GAAP rents) (3)	**$ 78,076**	**$ 72,710**	**$ 73,968**	**$ 73,079**	**$ 76,150**

(1) Reflects activity for the following property acquired since April 1, 2015, for all periods presented: 229 West 43rd Street.

(2) Reflects activity for the following properties sold since April 1, 2015, for all periods presented: 100 East Pratt, 1881 Campus Commons, Market Square (49% share), 170 Park Avenue, 180 Park Avenue, 1580 West Nursery Road, Acxiom, Highland Landmark III, The Corridors III, 215 Diehl Road, 544 Lakeview, Bannockburn Lake III, 550 King Street, and Robbins Road.

(3) Includes CXP's pro rata share (51%) in the Market Square Joint Venture for all periods presented.

Supplemental Information - Q2 2016 35

Supplemental Information - Q2 2016 36 Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing. Investment Capital: Capital expenditures incurred to lease space to first generation tenants; to lease space that has been vacant for more than one year; to expand or repurpose building functionality in our existing portfolio; and to bring properties up to our ownership standards. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. All costs incurred within 36 months of acquisition are considered Investment Capital. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties owned or placed in service during the entire span of the current and prior year reporting periods. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) recurring capital expenditures, and adding back (vi) stock based compensation expense and (vii) non-cash interest expense. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Adjusted EBITDA: Adjusted EBITDA is defined as net income before interest, taxes, depreciation and amortization and incrementally removing any impairment losses, gains or losses from sales of property, real estate acquisition-related costs, discontinued operations adjustments, or other extraordinary items. We do not include impairment losses in this measure because we feel these types of losses create volatility in our earnings and make it difficult to determine the earnings generated by our ongoing business. We believe adjusted EBITDA is a reasonable measure of our liquidity. Adjusted EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate adjusted EBITDA differently and our calculation should not be compared to that of other REITs. Definitions - Other Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) real estate acquisition-related costs, (ii) listing costs, (iii) loss on interest rate swaps and (iv) loss on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs.